SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant       /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

             Alliance California Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

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/X/  No fee required.
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     (1)  Title of each class of securities to which transaction applies:

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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


                      ALLIANCEBERNSTEIN INCOME FUND, INC.
                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
                     ACM MANAGED DOLLAR INCOME FUND, INC.
                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 28, 2007

To the Stockholders of AllianceBernstein Income Fund, Inc. ("ABIF", formerly ACM Income Fund, Inc.), AllianceBernstein Global High Income Fund, Inc. ("ABGHIF", formerly Alliance World Dollar Government Fund II, Inc.), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance All-Market Advantage Fund, Inc. ("AMA"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"):

   Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ABIF, ABGHIF, ACM VIII, AMA, ACMIF and ANYMIF, each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on March 28, 2007 at 11:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 5, 2007:

    1. To elect two or four Directors of each Fund as the case may be, each such Director to hold office for a term of either two or three years, as provided herein, and until his or her successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting.

   The Board of Directors of ABIF, ACM VIII, AMA, ACMIF and ANYMIF has fixed the close of business on February 9, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The Board of Directors of ABGHIF has fixed the close of business on March 2, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                By Order of the Boards of Directors,

                                Marc O. Mayer
                                President
New York, New York
March 5, 2007


--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                PROXY STATEMENT

                      ALLIANCEBERNSTEIN INCOME FUND, INC.
                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
                     ACM MANAGED DOLLAR INCOME FUND, INC.
                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC. ALLIANCE NEW YORK MUNICIPAL
                               INCOME FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                March 28, 2007

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of AllianceBernstein Income Fund, Inc. ("ABIF", formerly ACM Income Fund, Inc.), AllianceBernstein Global High Income Fund, Inc. ("ABGHIF", formerly Alliance World Dollar Government Fund II, Inc.), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance All-Market Advantage Fund, Inc. ("AMA"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on March 28, 2007 at 11:00 a.m., Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about March 5, 2007.

   Any stockholder who owned shares of ABIF, ACM VIII, AMA, ACMIF and ANYMIF on Friday, February 9, 2007 and any stockholder who owned shares of ABGHIF on Friday, March 2, 2007 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share (including for ACMIF and ANYMIF preferred shares) is entitled to one vote.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

   At the Meeting, three Directors of each Fund will be elected to serve for terms of three years and, in each case, until his or her successor is elected and qualifies. In addition, for each Fund, one Director will be elected to serve for a term of two years. The holders of each series of preferred stocks of ACMIF and ANYMIF, voting separately as a class, have the right to elect two Directors of their Fund. At the Meeting, John H. Dobkin and Michael J. Downey will stand for election by the preferred stockholders of ACMIF and ANYMIF. The affirmative vote of a majority of the votes cast by a Fund's stockholders or, as the case may be, preferred stockholders is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of each of the nominees.

   Under the Funds' respective Charters and Bylaws, the Board of Directors of each Fund has been divided into three classes. For all of the Funds, the terms of Class One Directors will expire as of the Meeting, the terms of Class Two Directors will expire as of the annual meeting of stockholders to be held in 2008 and the terms of Class Three Directors will expire as of the annual meeting of stockholders to be held in 2009. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

   Under this classified Board structure, only those Directors in a single class are required to be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

   Effective June 14, 2006, the Board of Directors of each Fund elected Nancy
P. Jacklin in Class One of each Fund. In addition, effective January 1, 2007, the Board of Directors of each Fund elected Earl D. Weiner in Class Three of each Fund. Ms. Jacklin and Mr. Weiner will stand for election at the Meeting for each of the Funds.

   At the Meeting, Nancy P. Jacklin and Michael J. Downey are standing for election in Class One of each Fund; David H. Dievler is standing for election in Class One of ABGHIF, ACM VIII and AMA; John H. Dobkin is standing for election in Class One of ABIF, ACMIF and ANYMIF; and Mr. Weiner is standing for election in Class Three of each Fund. In addition, John H. Dobkin and Michael
J. Downey are standing for election by the preferred stockholders of each of ACMIF and ANYMIF. Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of the nominees for the Boards of Directors will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominees as the Boards of Directors may recommend.

   Certain information concerning the Funds' Directors is set forth below.

                                                                       Number of
                                                                      Portfolios
                                                                          in
                     Year                                              Alliance-
                     Term                                              Bernstein
                     as a                                                Fund         Other
                   Director                                             Complex   Directorships
Name, Address* and   Will    Years of     Principal Occupation(s)      Overseen      Held by
       Age          Expire   Service**      During Past 5 Years       by Director   Director
------------------ --------- --------- ------------------------------ ----------- -------------
  DISINTERESTED
  DIRECTORS
  William          Class Two ABGHIF,   Investment Adviser and an          111         None
   H. Foulk,       (Each     ACM       Independent Consultant. He
  Jr.,#,##         Fund      VIII: 14  was formerly Senior
  Chairman         2008)     AMA: 13   Manager of Barrett
   of the                    ABIF: 9   Associates, Inc., a registered
   Board                     ACMIF     investment adviser, with
  74                         and       which he had been
                             ANYMIF:   associated since prior to
                             5         2002. He was formerly
                                       Deputy Comptroller and
                                       Chief Investment Officer of
                                       the State of New York and,
                                       prior thereto, Chief
                                       Investment Officer of the
                                       New York Bank for Savings.

  David H.         Class     ABIF: 20  Independent Consultant.            110         None
   Dievler,#       One       ABGHIF,   Until December 1994, he
  77               (ABGHIF,  ACM       was Senior Vice President
                   ACM VIII, VIII: 14  of AllianceBernstein
                   and AMA   AMA: 13   Corporation ("AB Corp.")
                   2010)+    ACMIF     (formerly Alliance Capital
                             and       Management Corporation
                   Class     ANYMIF:   ("ACMC")) responsible for
                   Two       5         mutual fund administration.
                   (ABIF,              Prior to joining AB Corp. in
                   ACMIF               1984, he was Chief
                   and                 Financial Officer of
                   ANYMIF              Eberstadt Asset
                   2008)               Management since 1968.
                                       Prior to that, he was a
                                       Senior Manager at Price
                                       Waterhouse & Co. Member
                                       of the American Institute of
                                       Certified Public
                                       Accountants since 1953.

                                                                 Number of
                                                                Portfolios
                                                                    in
                   Year                                          Alliance-
                   Term                                          Bernstein
                   as a                                            Fund         Other
                 Director                                         Complex   Directorships
 Name, Address*    Will   Years of    Principal Occupation(s)    Overseen      Held by
    and Age       Expire  Service**     During Past 5 Years     by Director   Director
 --------------  -------- --------- --------------------------- ----------- -------------
John H. Dobkin,# Class    ABIF: 20  Consultant. Formerly,           109     None
65               One      ABGHIF,   President of Save Venice,
                 (ABIF,   ACM       Inc. (preservation
                 ACMIF    VIII: 14  organization) from 2001-
                 and      AMA: 11   2002, Senior Adviser from
                 ANYMIF   ACMIF     June 1999-June 2000 and
                 2010 )++ and       President of Historic
                          ANYMIF:   Hudson Valley (historic
                 Class    5         preservation) from
                 Two                December 1989-May 1999.
                 (ABGHIF,           Previously, Director of the
                 ACM VIII           National Academy of
                 and AMA            Design and during 1988-
                 2008)              1992, Director and
                                    Chairman of the Audit
                                    Committee of AB Corp.
                                    (formerly ACMC)

Michael J.       Class    Each      Consultant since January        109     Asia Pacific
Downey,#         One      Fund: 2   2004. Formerly, managing                Fund, Inc.
63               (Each              partner of Lexington                    and The
                 Fund               Capital, LLC (investment                Merger Fund
                 2010)++            advisory firm) from
                                    December 1997 until
                                    December 2003. Prior
                                    thereto, Chairman and CEO
                                    of Prudential Mutual Fund
                                    Management from
                                    1987 to 1993.

                                                                     Number of
                                                                    Portfolios
                                                                        in
                     Year                                            Alliance-
                     Term                                            Bernstein
                     as a                                              Fund         Other
                   Director                                           Complex   Directorships
  Name, Address*     Will   Years of     Principal Occupation(s)     Overseen      Held by
     and Age        Expire  Service**      During Past 5 Years      by Director   Director
  --------------   -------- --------- ----------------------------- ----------- -------------
Nancy P. Jacklin,#  Class   Each      Formerly, U.S. Executive          109         None
58                  One     Fund:     Director of the International
                    (Each   9 months  Monetary Fund (December
                    Fund              2002-May 2006); Partner,
                    2010)+            Clifford Chance (1992-
                                      2002); Senior Counsel,
                                      International Banking and
                                      Finance, and Associate
                                      General Counsel, Citicorp
                                      (1985-1992); Assistant
                                      General Counsel
                                      (International), Federal
                                      Reserve Board of
                                      Governors (1982-1985);
                                      and Attorney Advisor, U.S.
                                      Department of the Treasury
                                      (1973-1982). Member of
                                      the Bar of the District of
                                      Columbia and of New
                                      York; and member of the
                                      Council on Foreign
                                      Relations.

                                                                    Number of
                                                                   Portfolios
                                                                       in
                      Year                                          Alliance-
                      Term                                          Bernstein
                      as a                                            Fund         Other
                    Director                                         Complex   Directorships
  Name, Address*      Will   Years of    Principal Occupation(s)    Overseen      Held by
     and Age         Expire  Service**     During Past 5 Years     by Director   Director
  --------------    -------- --------- --------------------------- ----------- --------------
D. James Guzy,#      Class   Each      Chairman of the Board of        109     Intel
70                   Two     Fund: 1   PLX Technology (semi-                   Corporation
                     (Each             conductors) and of SRC                  (semi-
                     Fund              Computers Inc., with which              conductors)
                     2008)             he has been associated                  and Cirrus
                                       since prior to 2002. He is              Logic
                                       also President of the Arbor             Corporation
                                       Company (private family                 (semi-
                                       investments).                           conductors)

Marshall C. Turner,  Class   Each      Principal of Turner Venture     109     The George
Jr.,#                Three   Fund: 1   Associates (venture capital             Lucas
65                   (Each             and consulting) since prior             Educational
                     Fund              to 2002. From 2003 until                Foundation
                     2009)             May 31, 2006, he was CEO                and National
                                       of Toppan Photomasks,                   Datacast, Inc.
                                       Inc., Austin, Texas (semi-
                                       conductor manufacturing
                                       services).

Earl D. Weiner#      Class   Each      Of Counsel, and Partner         108     None
67                   Three   Fund:     from 1976-2006, of the law
                     (Each   2 months  firm Sullivan & Cromwell
                     Fund              LLP, specializing in
                     2009)             investment management,
                                       corporate and securities
                                       law; member of Task Force
                                       on Fund Director's
                                       Guidebook, Federal
                                       Regulation of Securities
                                       Committee.

                                                                     Number of
                                                                    Portfolios
                                                                        in
                     Year                                            Alliance-
                     Term                                            Bernstein
                     as a                                              Fund         Other
                   Director                                           Complex   Directorships
  Name, Address*     Will   Years of     Principal Occupation(s)     Overseen      Held by
     and Age        Expire  Service**      During Past 5 Years      by Director   Director
  --------------   -------- --------- ----------------------------- ----------- -------------
INTERESTED
DIRECTOR
Marc O. Mayer+++,   Class    Each     Executive Vice President of       109     SCB Partners
1345 Avenue of the  Three    Fund: 3  AllianceBernstein L.P. (the               Inc. and SCB,
 Americas,          (Each             "Adviser") since 2001 and                 Inc.
New York, NY 10105  Fund              Executive Managing
49                  2009)             Director of
                                      AllianceBernstein
                                      Investments, Inc. ("ABI")
                                      since 2003; prior thereto, he
                                      was head of
                                      AllianceBernstein
                                      Institutional Investments, a
                                      unit of the Adviser, from
                                      2001-2003. Prior thereto,
                                      Chief Executive Officer of
                                      Sanford C. Bernstein &
                                      Co., LLC (institutional
                                      research and brokerage arm
                                      of Bernstein & Co., LLC),
                                      and its predecessor since
                                      prior to 2002.

--------
* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** "Years of Service" refers to the total number of years served as a Director.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of each Fund.

## Member of the Fair Value Pricing Committee of each Fund.

+  If elected at the Meeting.

++ If elected at the Meeting and, with respect to ACMIF and ANYMIF, if elected as a preferred stock director at the Meeting.

+++Mr. Mayer is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Act"), of each Fund due to his position as an Executive Vice President of the Adviser.

   The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                          Aggregate Dollar
                                Dollar Range               Range of Equity
                                 of Equity             Securities in the Funds
                               Securities in                   in the
                                 the Funds                AllianceBernstein
                               as of February            Fund Complex as of
                                  9, 2007                 February 9, 2007
                       ------------------------------  -----------------------
 David H. Dievler      ABIF:          $10,001-$50,000      over $100,000
                       ABGHIF:        $10,001-$50,000
                       AMA:           $10,001-$50,000

 John H. Dobkin        ABGHIF:        $1-$10,000           over $100,000
                       AMA:           $10,001-$50,000

 Michael J. Downey     ABIF:          $50,001-$100,000     over $100,000

 William H. Foulk, Jr. ABIF:          $10,001-$50,000      over $100,000
                       ABGHIF:        $1-$10,000
                       ACM VIII:      $1-$10,000
                       AMA:           $10,001-$50,000

 D. James Guzy         None           $0                  $50,001-$100,000

 Nancy P. Jacklin      ABGHIF:        $10,001-$50,000      over $100,000

 Marshall C. Turner,   ABIF:          $10,001-$50,000      over $100,000
  Jr.

 Earl D. Weiner*       ABGHIF:        $10,001-$50,000      over $100,000
                       ANYMIF:        $1-$10,000

 Marc O. Mayer         None           $0                   over $100,000
--------
*  Mr. Weiner was elected as a Director of each Fund effective January 1, 2007.

   During the Fund's fiscal year ended in 2006, the Board of ABIF met 9 times; of ABGHIF, 10 times; of ACM VIII, 12 times; of AMA, 10 times; of ACMIF,
11 times and of ANYMIF, 11 times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

   Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee of each Fund is to assist the Board in its oversight of a Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange ("NYSE"). During the Fund's fiscal year ended in 2006, the Audit Committee of each of the Funds met 3 times. During the Fund's fiscal year ended in 2006, the Governance and Nominating Committee of ABIF met 7 times; of ABGHIF, 8 times; of ACM VIII, 7 times; of AMA, 7 times; of ACMIF, 8 times and of ANYMIF, 8 times.

   Each Fund's Board of Directors has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on Investor Solutions/Mutual Funds/Closed-End). Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.

   The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director.

   The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during any Fund's most recently completed fiscal year.

   The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Stockholder Inquiry Agency Agreements. During the Fund's fiscal year ended in 2006, the Independent Directors Committee of ABIF met 8 times; of ABGHIF, 11 times; of ACM VIII, 10 times; of AMA, 10 times; of ACMIF, 11 times; and of ANYMIF, 11 times.

   Each Board has adopted a process for stockholders to send communications to the Board of their Fund. To communicate with a Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Funds to the Directors during the Funds' respective fiscal years ended in 2006, the aggregate compensation paid to the Directors during calendar year 2006 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                 Number of
                                                               Number of        Investment
                                                              Investment        Portfolios
                                                           Companies in the     within the
                                                           AllianceBernstein AllianceBernstein
                                           Compensation      Fund Complex,     Fund Complex,
                                             from the        including the     including the
                       Compensation      AllianceBernstein   Funds, as to      Funds, as to
                         from the          Fund Complex,       which the         which the
                       Funds during        including the     Director is a     Director is a
                      their Fiscal Years   Funds, during      Director or       Director or
Name of Director       ended in 2006           2006             Trustee           Trustee
----------------      ------------------ ----------------- ----------------- -----------------
David H. Dievler      $4,428   ABIF          $225,125             41                110
                      $4,796   ABGHIF
                      $5,504   ACM VIII
                      $5,004   AMA
                      $3,919   ACMIF
                      $3,919   ANYMIF

John H. Dobkin        $5,519   ABIF          $234,625             40                109
                      $5,928   ABGHIF
                      $6,664   ACM VIII
                      $6,383   AMA
                      $4,275   ACMIF
                      $4,275   ANYMIF

Michael J. Downey     $4,315   ABIF          $215,125             40                109
                      $4,850   ABGHIF
                      $5,498   ACM VIII
                      $4,998   AMA
                      $3,909   ACMIF
                      $3,909   ANYMIF

William H. Foulk, Jr. $7,892   ABIF          $434,625             42                111
                      $8,780   ABGHIF
                      $9,085   ACM VIII
                      $8,585   AMA
                      $7,500   ACMIF
                      $7,500   ANYMIF

                                                                                   Number of
                                                                 Number of        Investment
                                                                Investment        Portfolios
                                                             Companies in the     within the
                                                             AllianceBernstein AllianceBernstein
                                             Compensation      Fund Complex,     Fund Complex,
                                               from the        including the     including the
                         Compensation      AllianceBernstein   Funds, as to      Funds, as to
                           from the          Fund Complex,       which the         which the
                         Funds during        including the     Director is a     Director is a
                        their Fiscal Years   Funds, during      Director or       Director or
Name of Director         ended in 2006           2006             Trustee           Trustee
----------------        ------------------ ----------------- ----------------- -----------------
D. James Guzy           $4,315   ABIF          $215,125             40                109
                        $  977   ABGHIF
                        $3,895   ACM VIII
                        $2,895   AMA
                        $2,941   ACMIF
                        $2,941   ANYMIF

Nancy P. Jacklin        $1,954   ABIF          $112,625             40                109
                        $    0   ABGHIF
                        $1,534   ACM VIII
                        $1,034   AMA
                        $1,080   ACMIF
                        $1,080   ANYMIF

Marshall C. Turner, Jr. $4,306   ABIF          $214,625             40                109
                        $  977   ABGHIF
                        $3,886   ACM VIII
                        $2,886   AMA
                        $2,931   ACMIF
                        $2,931   ANYMIF

Earl D. Weiner*         $    0                 $      0             39                108

Marc O. Mayer           $    0                 $      0             40                109

--------
*  Mr. Weiner became a Director of each Fund effective January 1, 2007.

   Each Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the applicable Fund. Approval of Proposal One with respect to each Fund requires the affirmative vote of a majority of the votes entitled to be cast.

                     PROXY VOTING and STOCKHOLDER MEETING

   All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies from the holders of the common stock will be voted for the election of one or three Directors of each Fund and proxies from Preferred Stockholders will be voted for the election of three Directors of each of ACMIF and ANYMIF. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy of a later date or by voting in person at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The approval of the Proposal with respect to each Fund requires an affirmative vote of the holders of a majority of the votes entitled to be cast. An abstention will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

   The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for that Fund and on any other matter that may properly come before the Meeting for a Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or any other matter by the stockholders of another Fund.

   A quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, if any, of the particular Fund. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the positions recommended by the Board of Directors on the proposal described in the Proxy Statement with respect to a Fund are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on any proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment of the Meeting.

   Each Fund has engaged Georgeson Shareholder, 219 Murray Hill Parkway, East Rutherford, NJ 07073, to assist in soliciting proxies for the Meeting. Georgeson Shareholder will receive a total fee of $4,500 for its services, to be paid by the Funds as follows: ABIF--$750, ABGHIF--$750, ACM VIII--$750, AMA--$750, ACMIF--$750 and ANYMIF--$750, plus reimbursement of out-of-pocket expenses.

Other Information

Officers of the Funds

   Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected annually by the respective Board of Directors until his or her successor is duly elected and qualifies.

 Name,
 Address* and Position(s) (Month and Year     Principal Occupation During
 Age          Year First Elected)             Past 5 Years
 ------------ ------------------------------- --------------------------------
  Marc O.     President, all Funds            See biography above.
   Mayer      (11/03)
  49

  Philip L.   Senior Vice President and       Senior Vice President and
   Kirstein   Independent Compliance Officer, Independent Compliance
  61          all Funds (10/04)               Officer of the AllianceBernstein
                                              Mutual Funds, with which he
                                              has been associated since
                                              October 2004. Prior thereto, he
                                              was Of Counsel to Kirkpatrick
                                              & Lockhart, LLP from October
                                              2003 to October 2004, and
                                              General Counsel of Merrill
                                              Lynch Investment Managers,
                                              L.P. since prior to 2002 until
                                              March 2003.

  Robert      Senior Vice President,          Senior Vice President of the
   (Guy) B.   ACMIF (4/02)                    Adviser**, with which he has
   Davidson   ANYMIF (4/02)                   been associated since prior to
   III                                        2002.
  45

  Douglas     Senior Vice President,          Executive Vice President of the
   J.         ACMIF (6/04)                    Adviser**, with which he has
   Peebles    ANYMIF (6/04)                   been associated since prior to
  41          Vice President                  2002.
              ABIF (8/02)

  Jeffrey     Senior Vice President,          Executive Vice President of the
   S.         ACMIF (6/04)                    Adviser**, with which he has
   Phlegar    ANYMIF (6/04)                   been associated since prior to
  40                                          2002.

  Andrew M.   Vice President,                 Senior Vice President of the
   Aran       ABIF (8/02)                     Adviser**, with which he has
  49                                          been associated since prior to
                                              2002.

   Name,
   Address* and Position(s) (Month and Year Principal Occupation During
   Age          Year First Elected)         Past 5 Years
   ------------ --------------------------- --------------------------------
   Michael           Vice President,        Senior Vice President and
    G. Brooks        ACMIF (10/05)          Senior Portfolio Manager of the
   58                ANYMIF (10/05)         Adviser**, with which he has
                                            been associated since prior to
                                            2002.

   Fred S.           Vice President,        Senior Vice President of the
    Cohen            ACMIF (10/05)          Adviser**, with which he has
   48                ANYMIF (10/05)         been associated since prior to
                                            2002.

   Paul J.           Vice President,        Senior Vice President of the
    DeNoon           ABIF (3/93)            Adviser**, with which he has
   44                ABGHIF (4/94)          been associated since prior to
                     ACM VIII (10/00)       2002.

   Gershon           Vice President,        Vice President of the
    Distenfeld       ABIF (3/06)            Adviser**, with which he has
   31                ACM VIII (3/06)        been associated since prior to
                                            2002.

   Terrance          Vice President,        Senior Vice President of the
    T. Hults         ACMIF (12/01)          Adviser**, with which he has
   40                ANYMIF (12/01)         been associated since prior to
                                            2002.

   John A.           Vice President,        Senior Vice President of the
    Koltes           AMA (9/94)             Adviser**, with which he has
   64                                       been associated since prior to
                                            2002.

   Michael           Vice President,        Vice President of the
    L. Mon           ABIF (4/00)            Adviser**, with which he has
   38                                       been associated since prior to
                                            2002.

   Daniel            Vice President,        Senior Vice President of the
    Nordby           AMA (4/99)             Adviser**, with which he has
   62                                       been associated since prior to
                                            2002.

   Michael           Vice President,        Senior Vice President of the
    J. Reilly        AMA (9/94)             Adviser**, with which he has
   42                                       been associated since prior to
                                            2002.

   Kewjin            Vice President,        Vice President of the Adviser**
    Yuoh             ABIF (11/03)           since March 2003. Prior thereto,
   35                                       he was a Vice President of
                                            Brundage, Story & Rose since
                                            2002.

  Name,
  Address* and Position(s) (Month and Year   Principal Occupation During
  Age          Year First Elected)           Past 5 Years
  ------------ ----------------------------- --------------------------------
   Joseph J.   Treasurer and Chief Financial Senior Vice President of
    Mantineo   Officer, all Funds (8/06)     AllianceBernstein Investor
   47                                        Services, Inc. ("ABIS")**, with
                                             which he has been associated
                                             since prior to 2002.

   Vincent     Controller,                   Vice President of ABIS**, with
    S. Noto    ABIF (4/96)                   which he has been associated
   42          ABGHIF (4/96)                 since prior to 2002.
               ACM VIII (4/96)
               AMA (4/96)

   Thomas R.   Controller,                   Vice President of the
    Manley     ACMIF (12/01)                 Adviser**, with which he has
   55          ANYMIF (12/01)                been associated since prior to
                                             2002.

   Emilie D.   Secretary,                    Senior Vice President, Assistant
    Wrapp      all Funds (10/05)             General Counsel and Assistant
   51                                        Secretary of ABI**, with which
                                             she has been associated since
                                             prior to 2002.
--------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of each of the Funds.

Stock Ownership

   The outstanding voting shares of ABIF, ABGHIF, ACM VIII, AMA, ACMIF and ANYMIF as of the Record Date consisted of 242,556,996 shares of common stock of ABIF, 67,648,715 shares of common stock of ABGHIF, 20,493,702 shares of common stock of ACM VIII, 3,697,685 shares of common stock of AMA, 8,536,533 shares of common stock and 1,620 shares of each of Auction Preferred Shares, Series M and Series T of ACMIF and 4,826,667 shares of common stock and 900 shares of each of Auction Preferred Shares, Series M and Series T of ANYMIF.

   As of February 9, 2007, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

Audit Committee Report

   The following Audit Committee Report was adopted by the Audit Committee of each Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website, http//www.alliancebernstein.com (click on

Investor Solutions/Mutual Funds/Closed-End). The purposes of the Audit
Committee are to (1) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements and the independent audit thereof;
(ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's independence, qualifications and performance; and (iv) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

   Submitted by the Audit Committee of the Fund's Board of Directors:

              David H. Dievler          D. James Guzy
              John H. Dobkin            Nancy P. Jacklin*
              Michael J. Downey         Marshall C. Turner, Jr.
              William H. Foulk, Jr.     Earl D. Weiner**
--------
* In respect of ABIF, ACM VIII, AMA, ACMIF and ANYMIF only, as Ms. Jacklin was not a member of the Audit Committee of ABGHIF at the time such Audit Committee recommended the inclusion of the Fund's annual financial statements in the stockholders report for the most recent fiscal year.
** In respect of ABIF only, as Mr. Weiner was not a member of the Audit
   Committees of ABGHIF, ACM VIII, AMA, ACMIF or ANYMIF at the time such Audit Committees recommended the inclusion of each Fund's annual financial statements in their respective stockholder reports for their most recent fiscal year.

Approval of Independent Registered Public Accounting Firms by Boards

   The Audit Committee of each Fund is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In addition, the Board of each Fund approved the independent registered public accounting firm of each Fund as required by the Act on the date specified below. The Boards of Directors of each of the Funds at meetings held on October 31, 2006-November 2, 2006 (ABIF), February 7, 2006-February 9, 2006 (ABGHIF), August 1, 2006-August 3, 2006 (ACM VIII, ACMIF and ANYMIF), respectively, approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, Ernst & Young LLP, independent registered public accounting firm to audit the accounts of ABGHIF (for the fiscal year ending March 31, 2007), ACM VIII (September 30, 2007), ACMIF (October 31, 2007), ANYMIF (October 31, 2007) and ABIF (December 31, 2007). The Board of Directors of AMA at a meeting held on August 1, 2006-August 3, 2006 similarly approved by vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, KPMG LLP ("KPMG"), independent registered public accounting firm, to audit the accounts of AMA for its fiscal year ending September 30, 2007.

   Ernst & Young LLP has audited the accounts of ABIF, ABGHIF, ACM VIII, ACMIF and ANYMIF since the respective dates of the commencement of each of the Fund's operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. KPMG has audited the accounts of AMA since June 14, 2006 and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. For the fiscal year ending September 30, 2005, PricewaterhouseCoopers, LLC audited the accounts of AMA and represented that it did not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of Ernst & Young LLP and KPMG are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

Change of Independent Registered Public Accounting Firm

   On June 14, 2006, KPMG was selected as AMA's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of KPMG. The predecessor independent registered public accounting firm was dismissed on June 14, 2006. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended September 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During such fiscal year and any subsequent year period through June 14, 2006, there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. The Fund requested that the predecessor independent registered public accounting firm furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether the firm agrees with the above comments. A copy of such letter, dated June 5, 2006, was filed on June 8, 2006 as Exhibit A to Amended Exhibit 77K of Form N-SAR for the period ending March 31, 2006.

Independent Registered Public Accounting Firms' Fees

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual reports to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided by the independent registered public accounting firm to any Fund during this period.

                                                                                All Fees for
                                                                                 Non-Audit
                                                                                  Services
                                                                      All Other Provided to
                                                                      Fees for   the Fund,
                                                                      Services  the Adviser
                                                   Audit              Provided  and Service
                                     Audit Fees Related Fees Tax Fees  to Fund  Affiliates*
                                     ---------- ------------ -------- --------- ------------
AllianceBernstein Income      2005    $60,000     $ 3,100    $18,900     $0      $  848,540
Fund, Inc.                    2006    $70,000     $ 8,606    $19,375     $0      $1,162,557

AllianceBernstein Global High 2005    $54,000     $ 6,890    $17,704     $0      $1,320,622
Income Fund, Inc.             2006    $56,000     $ 4,960    $ 8,800     $0      $  484,715

ACM Managed Dollar Income     2005    $53,000     $ 8,355    $18,304     $0      $  903,852
Fund, Inc.                    2006    $56,000     $ 8,460    $19,375     $0      $  691,479

Alliance All-Market           2005**  $47,000     $ 1,880    $25,150     $0      $1,005,924
Advantage Fund, Inc.          2006    $37,500     $     0    $ 9,250     $0      $4,884,346

Alliance California Municipal 2005    $48,000     $ 9,180    $12,473     $0      $  902,946
Income Fund, Inc.             2006    $50,000     $15,750    $12,825     $0      $1,040,619

Alliance New York Municipal   2005    $48,000     $ 9,180    $12,473     $0      $  902,946
Income Fund, Inc.             2006    $50,000     $15,750    $12,825     $0      $1,040,619

--------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.
** Fees billed by the Fund's previous independent registered public accounting firm, PricewaterhouseCoopers, LLC.

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2006 are for services pre-approved by each Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Fund that were subject to pre-approval by the Audit Committee for 2006 were ABIF, $159,496 (comprising $142,277 of audit related fees and $19,375 of tax fees); ABGHIF, $13,760 (comprising $4,960 of audit related fees and $8,800 of tax fees); ACM VIII, $161,506 (comprising $142,131 of audit related fees and $19,375 of tax fees); AMA, $9,250 (comprising $0 of audit related fees and $9,250 of tax fees); ACMIF, $162,246 (comprising $149,421 of audit related fees and $12,825 of tax fees); and ANYMIF, $162,246 (comprising $149,421 of audit related fees and $12,825 of tax fees). The Audit Committee of each Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

 INFORMATION AS TO THE INVESTMENT ADVISER AND THE ADMINISTRATORS OF THE FUNDS

   Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The administrator for ABIF, ABGHIF, AMA, ACMIF and ANYMIF is the Adviser. The administrator for ACM VIII is Princeton Administrators, L.P., 500 College Road East, Princeton, New Jersey 08540. Effective April 1, 2007, the Adviser will become the administrator for ACM VIII.

                                 OTHER MATTERS

   Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

      SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by November 6, 2007 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's Bylaws. To be presented at the 2008 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2008 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than October 7, 2007 and no later than November 6, 2007.

   The persons named as proxies for the 2008 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than October 7, 2007 and no later than November 6, 2007. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

                            REPORTS TO STOCKHOLDERS

   Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Dennis Bowden at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Boards of Directors,

                                Marc O. Mayer
                                President

March 5, 2007
New York, New York

                    TABLE OF CONTENTS                  Page
                    ---------------------------------- ----
                    Introduction......................   1
                    Proposal One: Election of
                     Directors........................   2
                    Proxy Voting and Stockholder
                     Meeting..........................  13
                    Information as to the Investment
                     Adviser and the Administrators of
                     the Funds........................  21
                    Other Matters.....................  21
                    Submission of Proposals for the
                     Next Annual Meeting of
                     Stockholders.....................  21
                    Reports to Stockholders...........  22

                                            AllianceBernstein Income Fund, Inc.
                                AllianceBernstein Global High Income Fund, Inc.
                                           ACM Managed Dollar Income Fund, Inc.
                                       Alliance All-Market Advantage Fund, Inc.
                                Alliance California Municipal Income Fund, Inc.
                                  Alliance New York Municipal Income Fund, Inc.

--------------------------------------------------------------------------------

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


--------------------------------------------------------------------------------
NOTICE OF
JOINT ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

March 28, 2007

FORM OF                                                             FORM OF
COMMON STOCK PROXY                                       COMMON STOCK PROXY

                 ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MARCH 28, 2007

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                         OF DIRECTORS OF THE CORPORATION

     The undersigned stockholder of Alliance California Municipal Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on March 28, 2007 at the offices of the Corporation, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

     The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

     IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                     Please refer to the Proxy Statement for
                          a discussion of the Proposal.

            PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE ENCLOSED ENVELOPE.

     NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------                -------------------------

-------------------------                -------------------------

-------------------------                -------------------------

                 ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

Common Stock

The Board of Directors urges you to vote "FOR" all Class One nominees listed (terms expire 2010).

                                       Please mark votes as in this example: /X/

                                                                       FOR ALL
                                                                       NOMINEES
                                                        WITHHOLD       EXCEPT AS
1.    Election of Directors              FOR ALL        FROM ALL       NOTED
                                         NOMINEES       NOMINEES       BELOW

                                           /  /           / /           / /

      Nancy P. Jacklin                                                  / /

2.    To vote and otherwise
      represent the undersigned
      on any other matters that
      may properly come before
      the Annual Meeting or any
      postponement or adjournment
      thereof, in the discretion
      of the proxy holder(s).

                                        Mark here for address change and
                                        note at left.                      / /

                                        Please be sure to sign, date and return
                                        this Proxy promptly. You may use the
                                        enclosed envelope.

                                        ----------------------------------------
                                        (Signature of Stockholder)


                                        ----------------------------------------
                                        (Signature of joint owner, if any)

                                        Date __________, 2007

FORM OF                                                          FORM OF
PREFERRED STOCK PROXY                               PREFERRED STOCK PROXY

                 ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MARCH 28, 2007

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                         OF DIRECTORS OF THE CORPORATION

     The undersigned stockholder of Alliance California Municipal Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on March 28, 2007 at the offices of the Corporation, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

     The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

     IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                     Please refer to the Proxy Statement for
                          a discussion of the Proposal.

            PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE ENCLOSED ENVELOPE.

     NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------                -------------------------

-------------------------                -------------------------

-------------------------                -------------------------

                 ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

Preferred Stock

The Board of Directors urges you to vote "FOR" all Class One nominees listed (terms expire 2010).

                                       Please mark votes as in this example: /X/

                                                                       FOR ALL
                                                                       NOMINEES
                                                        WITHHOLD       EXCEPT AS
1.    Election of Directors              FOR ALL        FROM ALL       NOTED
                                         NOMINEES       NOMINEES       BELOW

                                           /  /           / /           / /

      John H. Dobkin                                                    / /

      Michael J. Downey                                                 / /

      Nancy P. Jacklin                                                  / /

2.    To vote and otherwise
      represent the undersigned
      on any other matters that
      may properly come before
      the Annual Meeting or any
      postponement or adjournment
      thereof, in the discretion
      of the proxy holder(s).

                                        Mark here for address change and
                                        note at left.                      / /

                                        Please be sure to sign, date and return
                                        this Proxy promptly. You may use the
                                        enclosed envelope.


                                        ----------------------------------------
                                        (Signature of Stockholder)


                                        ----------------------------------------
                                        (Signature of joint owner, if any)

                                        Date __________, 2007

SK 00250 0209 751660